                                                                   EXHIBIT 24.01





                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ Benjamin S. Carson
                                                       -------------------------
                                                               Director



Dated:  January 24, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                 /s/ John L. Zabriskie, Jr.
                                                 -------------------------------
                                                           Director



Dated:  January 23, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ William C. Richardson
                                                      --------------------------
                                                                Director



Dated:  January 23, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ William D. Perez
                                                       -------------------------
                                                               Director



Dated:  January 28, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ J. Richard Munro
                                                       -------------------------
                                                              Director



Dated:  January 24, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ Dorothy A. Johnson
                                                       -------------------------
                                                               Director



Dated:  January 23, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ James M. Jenness
                                                       -------------------------
                                                               Director



Dated:  January 24, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ Carlos M. Gutierrez
                                                       -------------------------
                                                               Director



Dated:  January 30, 2001

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ Gordon Gund
                                                       -------------------------
                                                             Director



Dated:  January 31, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                       /s/ Claudio Gonzalez
                                                       -------------------------
                                                              Director



Dated:  January 24, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                         /s/ John T. Dillon
                                                       -------------------------
                                                              Director



Dated:  January 24, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet L. Kelly, Executive Vice President - Corporate Development, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2000, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                    /s/ Ann McLaughlin Korologos
                                                    ----------------------------
                                                               Director



Dated:  January 24, 2001